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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 25, 2001 included in WJ Communications, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



San Jose, California                   /s/ ARTHUR ANDERSEN LLP
July 27, 2001                          -----------------------
                                       Arthur Andersen LLP